UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2006

Commission File Number: 333 - 118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(state or other jurisdiction of incorporation or organization)

1511 West 40th Avenue, Vancouver, British Columbia, Canada V6M 1V7
(Address of principal executive offices)

(604) 780-3914
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement with Puretracks Inc.

On December 7, 2006, Sound Revolution Inc. entered into an agreement (the “Agreement”) with Puretracks Inc. The Agreement gives Sound Revolution the right to distribute through its website, 1.6 million songs from Puretracks’ library throughout the territory of North America. The term of the Agreement is for 5 years and is renewable for a one year period.

The Agreement is subject to Puretracks obtaining certain third party consents within 30 days of the execution of the Agreement.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits - NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2006		SOUND REVOLUTION INC.
(Registrant)

	By:	/s/ Penny Green
Penny Green, Director, Chair of the Board,
President, Chief Executive Officer,
Chief Financial Officer, Principal Accounting
Officer